Exhibit 99.1

Third Quarter 2010 Update

Inland Western Retail Real Estate Trust, Inc. 1 Owner and manager of a diverse national retail portfolio 313 properties 46 million square feet of gross leaseable area under management $6.7 billion in total assets All information is given as of 9/30/2010 unless otherwise specifically noted.

Strategic Business Plan 2 Diversify portfolio geographically by tenant base and by retail property type to reduce risk Maintain asset management focus throughout property ownership - including regular review of opportunities as well as monitoring tenant credit, risk and exposure Strengthen the balance sheet by continuing to use a conservative capital structure and deleveraging through dispositions

2010 Goals and Initiatives 3 Complete the refinancing of 2010 maturing debt Execute new leases and renewals to achieve 90% leased rate1 by year-end with stabilizing average base rents Generate operating cash flows of $200 million for the year Seek to position company for future growth Leased rate includes all signed leases including those where the tenant has yet to occupy the space or commence paying rent.

2010 Accomplishments 4 Completed or in the process of refinancing 83% of debt maturing in 2010 – $198 million remains as of November 10, 2010 Increased leased rate to 90.6% as of September 30, 2010, including 1.7% related to temporary short-term leases, from 89.4% as of September 30, 2009, including 1.8% related to temporary short-term leases Generated $154 million in cash flows from operating activities for the nine months ended September 30, 2010 Increased distribution rate for fourth consecutive period, declaring third quarter distribution per share of 2.9% on an annualized basis using $6.85 per share Sold five properties for $80 million, extinguished $61 million in debt resulting in net proceeds of $18 million Entered into a definitive agreement to form an initial $123 million joint venture with RioCan, a REIT based in Canada, called RC Inland. Year-to-date, closed on partial sales to RC Inland for $104 million and net proceeds of $33 million, resulting in RC Inland assuming $61 million of mortgage debt. Signed 167 new leases and renewed 262 leases totaling 2.8 million square feet.

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Refinancing and Balancing Debt Maturities

(All amounts in thousands)

Year	Fixed Rate Mortgage Debt	Variable Rate Mortgage Debt	Less: Amortization	12/31/09 Total Debt	Paid, Refinanced, Extended & Forgiven	Under Application or Commitment	Remaining to be Addressed
2010	$1,107,549	$58,077	($9,242)	$1,156,384 [1]	$937,662 [2]	$20,300	$198,422
2011	$455,183	$27,545	($10,275)	$472,453	$52,185 [3]	$0	$420,268
2012	$433,094	$27,976	($10,596)	$450,474	$19,025 [4]	$0	$431,449
2013	$343,323	$0	($9,829)	$333,494	$38,852 [5]	$0	$294,642

Debt Maturity Schedule through 2013[6,7]



$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Debt ($000s)
2010
2011
2012
2013
Paid, Refinanced, Extended, Forgiven & Transferred
Under Application or Commitment
Remaining to be Addressed

1) Includes $187.4 million of mortgages payable that had matured as of 12/31/09 and excludes liabilities associated with the investment property held for sale as of 12/31/09 of $32.7 million.
2) Includes $22.2 million related to two properties and $12.7 million related to one property that were contributed to the RC Inland joint venture on 9/30/10 and 11/1/10, respectively.
3) Includes $9.8 million related to one property that was contributed to the RC Inland joint venture on 9/30/10.
4) Includes $19.0 million related to two properties that were contributed to the RC Inland joint venture on 10/15/10.
5) Includes $37.0 million related to two properties that were classified as held for sale as of 9/30/10.
6) Debt maturities exclude standard amortization and net mortgage discount of $3.0 million as of December 31, 2009.
7) Loan status as of 11/10/10.

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Financial Highlights Excludes mortgages payable associated with investment properties held for sale of $68.7 million and $32.7 million at 9/30/10 and 12/31/09, respectively. Funds From Operations is a non-GAAP measure. See Form 10-Q for nine months ended 9/30/10 for reconciliation to GAAP net loss. 7 (in thousands, except per share amounts and percentages) As of 9/30/10 As of 12/31/09 Total Assets $ 6,651,874 $ 6,928,365 Mortgages and Notes Payable 1 $ 3,765,692 $ 4,003,985 Line of Credit $ 148,242 $ 107,000 Weighted Average Interest Rate 6.08% 5.57% Ratio of Debt to Assets 58.8% 59.3% Shareholders' Equity $ 2,313,566 $ 2,441,550 Nine Months Ended 9/30/10 9/30/09 Weighted Average Common Shares 483,619 479,854 Total Revenues $ 491,788 $ 503,145 Total REIT-Level Operating Expenses $ 13,412 $ 14,146 Funds From Operations 2 $ 94,157 $ 122,696 Funds From Operations / Share $ 0.19 $ 0.26 Distributions Declared $ 67,728 $ 59,383 Distributions Declared / Share $ 0.14 $ 0.12

FFO and Cash Flows From Operations FFO is a non-GAAP measure. See Form 10-K for year ended 12/31/09 and Form 10-Q for three months ended 3/31/10, six months ended 6/30/10 and nine months ended 9/30/10 for reconciliation to GAAP net (loss) income. Modified Funds From Operations excludes the impact of non-cash charges, such as provision for asset impairment and gain on debt extinguishment, and is a non-GAAP measure. 8 3 Months Ended 3 Months Ended 3 Months Ended 3 Months Ended (in thousands) 9/30/10 6/30/10 3/31/10 12/31/09 Funds from Operations $ 36,559 $ 21,823 $ 35,775 $ 19,148 Non-Cash Charges (590) 11,440 (4,581) 11,043 Modified Funds from Operations $ 35,969 $ 33,263 $ 31,194 $ 30,191 Cash Flow From Operations $ 59,661 $ 55,396 $ 38,615 $ 45,874 Distributions Declared $ 24,248 $ 22,371 $ 21,109 $ 15,657 1 2

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Quality Portfolio Highlighted by Strong Anchors 10 Our 313 properties are predominately multi-tenant shopping centers strategically located in strong demographic areas in U.S. 9-year average age of portfolio requires less capital for general maintenance Strong anchors help drive consumer traffic and enhance leasing efforts 29 16 36 14 8 11 10 27 26 42 21 Numbers in circles are owned and shadow anchors. Includes T.J. Maxx, Marshalls, A.J. Wright and HomeGoods stores. 1

11 Source: Company Reports

12 Inland Western’s marketing team partners with retailers and community groups to create one of a kind marketing programs intended to drive traffic, enhance retail sales and make an impact on the community The marketing team was recognized by the International Council of Shopping Centers with 7 Silver Maxi Awards for its innovative events and programs in 2009 Award Winning Marketing Programs Benefit Retailers and Consumers IWEST Programs Making an IMPACT on Their Communities The 5th Annual Back to School Bash at Midtown Center in Milwaukee, WI included distributing over 500 backpacks to local school children and collaborating with a partner chef in Michelle Obama’s “Let’s Move” campaign. Southpark Meadows in Austin, TX was one of many Inland Western properties hosting summer concert series, which have become a local tradition in many communities.

Property Management Goals and Initiatives Tenant retention In first nine months of 2010, renewed 75.5% expiring leases (65.0% based on square footage) Cost control and property monitoring measures Focus on reduction of property level expenses – 8.1% reduction in first nine months of 2010 when compared to same period in 2009 State of the art business intelligence reporting system Aggressive review of vendor contracts; use economies of scale Dedicated collections team to improve timeliness of cash flows Sustainability initiatives Mission is to operate portfolio in an environmentally friendly manner to improve efficiency and enhance value for tenants and stockholders Implementation of property level energy management systems Orchestration of property level waste collection and recycling Conduct regular audits at select centers to target opportunities and develop best practices 13

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Assets Under Management

Wholly Owned	Consolidated Joint Venture	Unconsolidated Joint Ventures

Wholly Owned

236 operating properties in 37 states
- 135 multi-tenant shopping centers
- 101 single-user properties, of which
  - 89 are net-lease properties

Portfolio Highlights

Top Tenants: PetSmart, Bed Bath & Beyond, Wal-Mart, Home Depot, Kohl's, Publix and Best Buy

Top Markets: CA, TX, FL, GA, IL, MD, NY

GLA: 37.3 MM square feet

IW JV

55 operating properties in 23 states
- 45 multi-tenant shopping center
- 10 single-user properties, of which
  - 9 are net-lease properties

Portfolio Highlights

Top Tenants: Best Buy, Sports Authority, Ross Dress for Less, Marshalls and T.J. Maxx

Top Markets: >55% in top 50 U.S. MSAs

GLA: 6.5MM square feet (23 properties (42%) are grocery-anchored)

MS Inland

Investment date: April 27, 2007

Formed 80% / 20% JV with state of Florida among seven operating properties

Investment balance at 9/30/2010: $76.6MM

RC Inland

Investment date: September 30, 2010

Three of initial eight operating properties closed on September 30, 2010

Ownership interest: 20%

JV Partner: RioCan

Investment balance at 9/30/2010: $3.3MM

Hampton Retail Colorado

Investment date: August 31, 2007

Four operating and two development projects

Ownership interest: 96.3%

Investment balance at 9/30/2010: $3.6MM

	Wholly Owned	Consolidated Joint Venture (1)	Unconsolidated Joint Ventures (2)
Operating Properties	236	55	14
Development Properties	1	5	2

1) Ownership interests ranging from 25% to 77% in six LLCs or LPs.
2) Ownership interests ranging from 20% to 96% in three LLCs or LPs.

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Asset Management Goals & Initiatives Achieve 90% leased rate by year-end Continue progress on re-leasing big boxes and upgrading tenant profile Stabilize average base rents Continue to sell non-core assets that no longer meet our annual growth rate targets 16

Core Portfolio Comprised of Necessity-Based Multi-Tenant Shopping Centers 180 out of 291 consolidated operating properties in the portfolio 26% of multi-tenant gross leasable area is located in Texas, which was resilient during the economic downturn Tenants/anchors are predominantly grocery and necessity-based Diversified across shopping center type Minimal lease roll-over near-term with stabilized lease expirations 17 85.7% 90.3% 93.4% 92.2% 93.5% Leased Rate

18 Increased Leasing Velocity Results in Significant Progress Big Box Vacancy Tenanting Progress Re-leased In negotiation Not yet addressed 603,989 18.8% 1,717,841 53.3% 899,747 27.9% Total Square Feet Leased Renewal New Total of 3.2 million square feet of gross leasable area returned via big box retailer vacancies 2008-2009 Currently negotiating leases or letters of intent for 27.9%, for a total of 81.2% being addressed Total of 7.1 million square feet leased since 1/1/2009

New Leases Signed in Last 21 Months Represent $35.8 Million in Rental Income 19 26% of the new leases signed in the last 21 months commenced paying rent in 2009 55% of the new leases signed in the last 21 months have commenced paying rent in 2010 $35.8 million in recurring annual rental income will be achieved in 2011

21 Improved Tenant Diversification & Credit Profile 20 Credit Rating Source: Credit Risk Monitor reports As of September 30, 2008 As of September 30, 2010 Top Retail Tenants Investment Grade Current Credit Rating % of Annualized Base Rent Top Retail Tenants Investment Grade Current Credit Rating % of Annualized Base Rent Rank Movement 1. Mervyn's --/-- 3.1% 1. Best Buy  BBB-/Baa2 2.8% +1 2. Best Buy  BBB-/Baa2 2.3% 2. Rite Aid B-/Caa2 2.1% +1 3. Rite Aid B-/Caa2 1.8% 3. TJX Companies  A/A3 2.0% +1 4. TJX Companies  A/A3 1.7% 4. Stop & Shop  BBB/Baa3 2.0% +2 5. Ross Dress for Less  BBB/-- 1.7% 5. PetSmart BB/-- 1.9% +2 6. Stop & Shop  BBB/Baa3 1.7% 6. Home Depot  BBB+/Baa1 1.8% +3 7. PetSmart BB/-- 1.6% 7. Ross Dress for Less  BBB/-- 1.8% -2 8. Bed Bath & Beyond  BBB/-- 1.6% 8. The Sports Authority --/-- 1.7% +6 9. Home Depot  BBB+/Baa1 1.6% 9. Bed Bath & Beyond  BBB/-- 1.7% -1 10. Circuit City --/-- 1.3% 10. Kohl's  BBB+/Baa1 1.6% +6

Upgrading Tenant Profile and Mix 21 4 2 2 2 1 4 2 2 1 0 2 1 2 4 31 Signed Leases for Former Big Box Vacancies in Last 21 Months 2

Multi-Tenant Single Tenant 2.8% 6.6% 11.7% 10.5% 8.8% 3.8% 3.6% 22 Stabilized Lease Expirations Lease Expiration Schedule Average annual lease expiration rate is 6.3% Renewal rent spread of (0.9%) as of 9/30/2010 4.8% 5.4% 4.9% Average 6.3% 12/31/09 3/31/10 6/30/10 9/30/10 YTD 9/30/10 51.9% 77.3% 77.1% 69.6% 75.5% Renewal Retention Rate by Quarter 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 (Square Feet)

Key Takeaways We have made solid progress on our corporate initiatives including: Addressing 83% of our 2010 maturing debt Stabilizing the balance sheet Achieving 90.6% leased rate Generating operating cash flows of $154 million Signed leases should translate into increased revenue flow in 2011 Managing the improving leasing trends, which is being offset by a reduction in base rent and continued challenges for small tenants Adhering to our strategy is helping position us for a future liquidity event to achieve our growth potential 23

Forward-Looking Statements The statements and certain other information contained in this presentation, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “continue,” “remains,” “intend,” “aim,” “towards,” “should,” “prospects,” “could,” “future,” “potential,” “believes,” “plans,” “goal,” “initiative,” “likely,” “anticipate,” and “probable,” or the negative thereof or other variations thereon or comparable terminology, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These statements should be considered as subject to the many risks and uncertainties that exist in our operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to, economic conditions, market demand and pricing, competitive and cost factors, and other risk factors, including those detailed in the sections of our most recent Form 10-K and Form 10-Qs filed with the SEC titled “Risk Factors”. We disclaim any intention or obligation to update or revise any forward-looking statement whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of September 30, 2010. This presentation should also be read in conjunction with our Annual Reports on Form 10-K, as amended, and our Quarterly Reports on Form 10-Q as filed with the SEC. Tenant Photographs and Logos The companies depicted may have proprietary interests in their trade names and trademarks. Nothing herein shall be considered to be an endorsement authorization or approval of Inland Western Retail Real Estate Trust, Inc. by the aforementioned companies. Further, none of the aforementioned companies are affiliated with Inland Western Retail Real Estate Trust, Inc. in any manner, other than being a tenant in properties that Inland Western Retail Real Estate Trust, Inc. owns or has interest in. Property Photographs Properties depicted in photographs in this presentation are wholly or partially owned by Inland Western Retail Real Estate Trust, Inc. However, some photographs are of shadow anchors, which are located in or adjacent to our center, but that are not owned by Inland Western Retail Real Estate Trust, Inc. 24